EXHIBIT 23

                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, No.333-01219, No.33-30817, No.33-36546, No.33-52174, No.33-87056 and No.33-75558.

                                            /s/  ARTHUR ANDERSEN LLP

Rochester, New York
March 29, 1996